EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND

EATON VANCE TAX-MAANGED GLOBAL DIVIDEND INCOME FUND

EATON VANCE TAX-MANAGED MULTI-CAP GROWTH FUND

EATON VANCE TAX-MANAGED SMALL-CAP FUND

EATON VANCE TAX-MANAGED VALUE FUND

Supplement to the Prospectus dated March 1, 2022, as revised April 29, 2022

The following replaces “Considerations of Investing in a Portfolio.” under “Investment Objectives & Pricnipal Policies and Risks”:

Considerations of Investing in a Portfolio. Investing in one or more established Portfolios enables a Fund to participate in a larger and more diversified investment portfolio than if the Fund pursued its investment program on a standalone basis. Securities with large accumulated gains may constitute a substantial portion of the assets of a Portfolio. Investing in a Portfolio does not expose a Fund to potential tax liability either for unrealized Portfolio gains accrued prior to the Fund’s initial investment therein or for precontribution gains on securities contributed to the Portfolio. If securities purchased by a Portfolio prior to a Fund’s initial investment therein are sold, gains attributable to the period before the Fund’s initial investment in the Portfolio will be allocated to other investors in the Portfolio, and not to the Fund. If securities contributed to a Portfolio (either before or after a Fund’s initial investment therein) are sold, gains accumulated prior to their contribution will be allocated to the contributing investor, and not to the Fund or other investors in the Portfolio. Other Portfolios may, in the future, use distributions of securities to meet redemptions by investors in the Portfolio that contributed securities. As described under “Redeeming Shares”, redemptions by a Fund’s shareholders are generally paid solely in cash, but the Fund may, at the request of a redeeming shareholder, meet a redemption in whole or in part by distributing securities withdrawn from the Portfolio as selected by the investment adviser. Realized losses that are allocated from a Portfolio to Tax-Managed Equity Asset Allocation Fund are available to offset realized gains allocated to that Fund by other Portfolios. In its portfolio managers’ discretion, Tax-Managed Equity Asset Allocation Fund may withdraw cash from a Portfolio for investment in another Portfolio. Withdrawal and reinvestment of available Portfolio cash usually does not trigger the recognition of taxable gains or losses. Tax-Managed Equity Asset Allocation Fund may also use cash invested by shareholders to add to its Portfolio positions. The Fund expects that the foregoing rebalancing techniques should enable the Fund to maintain its asset allocation within targeted ranges determined by the investment adviser with substantially fewer taxable events than comparably rebalanced portfolios of standalone mutual funds.

January 23, 2023	41923 1.23.23

EATON VANCE TAX-MANAGED GROWTH FUND 1.1

EATON VANCE TAX-MANAGED GROWTH FUND 1.2

(collectively the “Funds”)

Supplement to the Funds Prospectus dated May 1, 2022

1.	The following replaces the last paragraph under “Principal Investment Strategies” in “Fund Summaries” under both “Eaton Vance Tax-Managed Growth Fund 1.1” and “Eaton Vance Tax-Managed Growth Fund 1.2”:

Investing in the Portfolio enables the Fund to participate in a large and well-established investment portfolio without being exposed to potential tax liability for unrealized gains accrued prior to the Fund’s inception.

2.	The following is deleted under “Investment Objectives & Principal Policies and Risks:

Investing in the Portfolio. Investing in the Portfolio enables the Fund to participate in a large and well-established investment portfolio without being exposed to potential tax liability for unrealized gains accrued prior to the Fund’s inception. Securities with large accumulated gains that have been contributed by other investors in the Portfolio or acquired by the Portfolio constitute a substantial portion of the assets of the Portfolio. If contributed securities are sold, the gains accumulated prior to their contribution will be allocated to the contributing investors and not to the Fund or its shareholders. If securities acquired by the Portfolio before the Fund’s inception are sold, gains accumulated prior to the Fund’s inception will be allocated to other investors in the Portfolio and not to the Fund or its shareholders. As a general matter, the Portfolio does not intend to sell appreciated securities contributed to the Portfolio even if expected to decline in value, but may instead seek to manage its exposure to these securities by using hedging techniques as appropriate. The Portfolio follows the practice of distributing securities to meet redemptions by investors in the Portfolio that contributed securities. The Portfolio’s ability to select the securities used to meet such redemptions is limited. These limitations could affect the performance of the Portfolio, and, therefore, the Fund. As described under “Redeeming Shares”, redemptions by the Fund’s shareholders are generally paid solely in cash, but the Fund may, at the request of a redeeming shareholder, meet a redemption in whole or in part by distributing securities withdrawn from the Portfolio as selected by the investment adviser.

January 23, 2023	41924 1.23.23